SSGA Funds

SUPPLEMENT DATED MAY 1, 2017

TO

THE PROSPECTUS

DATED DECEMBER 19, 2016

AS SUPPLEMENTED

SSGA HIGH YIELD BOND FUND Class N (SSHYX)	SSGA DYNAMIC SMALL CAP FUND Class N (SVSCX)	SSGA ENHANCED SMALL CAP FUND Class N (SESPX)

SSGA S&P 500 INDEX FUND Class N (SVSPX)	STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND Class N (SSEMX)	SSGA INTERNATIONAL STOCK SELECTION FUND Class N (SSAIX)

(each a “Fund,” and collectively the “Funds”)

Effective immediately, the paragraph located on Page 55 of the Funds’ Prospectus under the title “Securities Lending Risk” within the sub-section entitled “Additional Information About the Funds’ Non-Principal Risks”, in the section entitled “Fund Objectives, Strategies and Risks” is deleted in its entirety and replaced with the following:

Securities Lending Risk. Each Fund, except for the SSGA S&P 500 Index Fund, may lend portfolio securities with a value of up to 40% of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a Fund will receive cash or other obligations as collateral. Any such loans must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. Each Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Each Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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